SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

April 24, 2003

Date of Report (date of earliest event reported)

Avistar Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-31121	88-0383089

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 Twin Dolphin Drive, Suite 360, Redwood Shores,
California 94065

(Address of principal executive offices) (Zip Code)

(650) 610-2900

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
Exhibit Index
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press Release dated April 24, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On April 24, 2003, Avistar Communications Corporation issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2003

AVISTAR COMMUNICATIONS CORPORATION

	By:	/s/ Robert J. Habig

Robert J. Habig Chief Financial Officer

Exhibit Index

Exhibit Index	Description

99.1	Press Release dated April 24, 2003